EXHIBIT 99.1

                                  NEWS RELEASE

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FOR RELEASE:                            CONTACT:
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8:00 A.M. (Eastern); Wednesday;         Virginia McDowell, Exec VP, CIO
December 14, 2005                       (609) 441-7711

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                      TRUMP ENTERTAINMENT RESORTS ANNOUNCES
                  $110 MILLION IN SCHEDULED RENOVATION PROJECTS

ATLANTIC CITY, NJ - Trump Entertainment Resorts, Inc. (the "Company") (NASDAQ
NMS: TRMP) announced today that the first phase of its multi-year plan intended to reinvigorate its Atlantic City gaming properties has received the unanimous approval of the Company's Board of Directors. James B. Perry, the Company's President and Chief Executive Officer, commented, "The $110 million in capital improvements represents the first phase of the renovation plan and will include projects in 2006 and 2007 at Trump Taj Mahal, Trump Marina and Trump Plaza."

Perry commented further, "The renovations include a variety of projects designed to enhance the inherent strengths of each of the three properties. Our goal is to focus on what matters most to our customers, and to create unique and exciting venues designed to add value to their Trump Atlantic City experience." Perry continued, "These projects range from the creation of memorable new food venues to the design and creation of entertainment experiences that positively change the atmosphere as customers enter our properties."

Anticipated projects at the Trump Taj Mahal include a $25 million renovation of the entrance corridor from the parking garage into a new retail and restaurant promenade, a new high-end Asian gaming area and a new casino lounge and noodle bar. "We also plan on making some changes to the casino floor to make the area friendlier and more fun for our customers. Our plan is to bring the activities that our customers care about closer to the action on the gaming floor," Perry said.

Trump Plaza projects include a facelift to the property's original oceanfront facade intended to increase the appeal of the property from the Boardwalk, as well as changes to the lobby area to make the property more accessible. The New Yorker restaurant will also be completely renovated and replaced with a new $4 million food venue. "When combined with the property's newly added Liquid Bar and EVO Restaurant, the first floor from the Boardwalk exterior to the hotel lobby will have a more exciting and contemporary look and feel," Perry noted.

Trump Marina's scheduled projects include renovations to its meeting and convention space, as well as the construction of a new food venue. "We have a lot of great ideas for Trump Marina, and we want to make the right choices based on what is important to our customers," Perry said.

The aforementioned $110 million in anticipated capital expenditures is in addition to nearly $32 million that has been spent at the Company's Atlantic City properties during 2005. "By the middle of 2006, we expect to have completely updated every standard guest room at the three properties. The complete renovation of the casino floor at Trump Plaza is also anticipated to be completed in the first quarter of 2006," noted Perry.

The renovation capital is in addition to the funds already allocated for the construction of an 800-room tower at the Taj Mahal, as previously announced by the Company. Construction is expected to start on the Taj Mahal's new tower in June 2006, with an anticipated completion date in 2008.

"While we are very excited about these scheduled projects that are designed to change our customers' perception of our properties, we have also allocated maintenance capital to back-of-the-house improvements for our employees," Perry said. Projects budgeted for 2006 include new uniforms at the three properties, as well as major renovations to the original employee cafeterias.



ABOUT OUR COMPANY:
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Trump Entertainment Resorts, Inc. is a leading gaming company that owns and operates four properties. The Company's assets include Trump Taj Mahal Casino Resort and Trump Plaza Hotel and Casino, located on the Boardwalk in Atlantic City, New Jersey, Trump Marina Hotel Casino, located in Atlantic City's Marina District, and the Trump Casino Hotel, a riverboat casino located in Gary, Indiana. Together, the properties comprise approximately 371,300 square feet of gaming space and 3,180 hotel rooms and suites. The Company is the sole vehicle through which Donald J. Trump, the Company's Chairman and largest stockholder, conducts gaming activities and strives to provide customers with outstanding casino resort and entertainment experiences consistent with the Donald J. Trump standard of excellence. Trump Entertainment Resorts, Inc. is separate and distinct from Mr. Trump's real estate and other holdings.

                PSLRA Safe Harbor for Forward-Looking Statements

                      and Additional Available Information


           The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

           All statements, trend analysis and other information contained in this release relative to the Company's or its subsidiaries' performance, trends in the Company's or its subsidiaries' operations or financial results, plans, expectations, estimates and beliefs, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "could" and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. In connection with certain forward-looking statements contained in this release and those that may be made in the future by or on behalf of Trump Entertainment Resorts, Inc., the Company notes that there are various factors that could cause actual results to differ materially from those set forth in any such forward-looking statements. The forward-looking statements contained in this release were prepared by management and are qualified by, and subject to, significant business, economic, competitive, regulatory and other uncertainties and contingencies, all of which are difficult or impossible to predict and many of which are beyond the control of the Company. Accordingly, there can be no assurance that the forward-looking statements contained in this release will be realized or that actual results will not be significantly higher or lower. The forward-looking statements in this release reflect the opinion of the Company's management as of the date of this release. Readers are hereby advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time or other factors beyond the control of the Company. The Company does not intend, however, to update the guidance provided herein prior to its next release or unless otherwise required to do so. Readers of this release should consider these facts in evaluating the information contained herein. In addition, the business and operations of the Company are subject to substantial risks, including, but not limited to risks relating to liquidity and cash flows, which increase the uncertainty inherent in the forward-looking statements contained in this release. The inclusion of the forward-looking statements contained in this release should not be regarded as a representation by the Company or any other person that the forward-looking statements contained in the release will be achieved. In light of the foregoing, readers of this release are cautioned not to place undue reliance on the forward-looking statements contained herein.

           Additional information concerning the potential risk factors that could affect the Company's future performance are described from time to time in the Company's periodic reports filed with the SEC, including, but not limited to, the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports may be viewed free of charge on the SEC's website, www.sec.gov, or on the Company's website, www.trumpcasinos.com.


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